====================================================================================================================================
The Travelers Life and Annuity [GRAPHIC OMITTED]
         A member of citigroup                                                                          Scudder Advocate Advisor-ST1
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace o Hartford, CT 06103-3415                                                                 VARIABLE ANNUITY APPLICATION
====================================================================================================================================
OVERNIGHT DELIVERY: Travelers Life & Annuity
One Cityplace-4CP Hartford CT 06103-3415
Attn: Scudder Advocate Annuity Services

REGULAR MAIL:  PO BOX 990010; HARTFORD, CT 06199-0010

MAKE CHECK PAYABLE TO: TRAVELERS LIFE & Annuity
====================================================================================================================================
1. OWNER INFORMATION (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
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Name                                                               Social Security Number

------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                     Sex    [  ]Male     Date of Birth
                                                                          [  ]Female
------------------------------------------------------------------------------------------------------------------------------------
City, State, Zip                                                   U.S. Citizen  [  ]  Y   [  ]  N
                                                                   If no, please indicate country of citizenship
====================================================================================================================================
2. JOINT OWNER INFORMATION (NONQUALIFIED ONLY)
------------------------------------------------------------------------------------------------------------------------------------
Name                                                               Social Security Number           Relationship to Owner
------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                     Sex    [ ]Male     Date of Birth
                                                                          [ ]Female
------------------------------------------------------------------------------------------------------------------------------------
City, State, Zip                                                   U.S. Citizen  [ ]  Y  [ ]  N
                                                                   If no, please indicate country of citizenship
====================================================================================================================================
3. ANNUITANT (IF DIFFERENT FROM OWNER) IF NO ANNUITANT IS SPECIFIED, THE OWNER STATED ABOVE WILL BE THE ANNUITANT
------------------------------------------------------------------------------------------------------------------------------------
Name                                                               Sex    [ ]Male      Date of Birth
                                                                          [ ]Female
------------------------------------------------------------------------------------- ----------------------------------------------
Social Security Number                                             U.S. Citizen  [ ]  Y  [ ]  N
                                                                   If no, please indicate country of citizenship
====================================================================================================================================
4. CONTINGENT ANNUITANT (NONQUALIFIED ONLY)
------------------------------------------------------------------------------------------------------------------------------------
Name                                                               Sex    [ ]Male      Date of Birth
                                                                          [ ]Female
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number                                             U.S. Citizen  [ ]  Y  [ ]  N
                                                                   If no, please indicate country of citizenship
====================================================================================================================================

5. BENEFICIARY INFORMATION If no boxes are checked, the default will be primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use special request section to provide additional beneficiaries OR beneficiary information. Unless otherwise indicated, if any of the beneficiaries predecease the Owner and/or Annuitant, payment due to multiple beneficiaries shall be paid in equal shares to the surviving beneficiaries.

------------------------------------------------------------------------------------------------------------------------------------
FULL NAME (FIRST, M.I., LAST)                                           SSN/TIN          RELATIONSHIP TO OWNER        % TO RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
                                                [ ] Primary

------------------------------------------------------------------------------------------------------------------------------------
                                                [ ] Primary
                                                [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                                                [ ] Primary
                                                [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                                                [ ] Primary
                                                [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                                                [ ] Primary
                                                [ ] Contingent
====================================================================================================================================

====================================================================================================================================
6. TYPE OF PLAN (PLEASE CHECK ONLY ONE)                               7. Initial Purchase Payment
                                                                      $-------------------------
[ ] Nonqualified                      [ ] Roth IRA Conversion         Minimum Payment Requirements
[ ] IRA Rollover                      [ ] Roth IRA Rollover           SCUDDER ADVOCATE ADVISOR ST1                $15,000
[ ] 403(b) TSA Transfer               [ ] Other_____________
====================================================================================================================================

8. REPLACEMENT INFORMATION (REQUIRED)

WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE INSURANCE POLICY FOR ANNUITY CONTRACT IN
THIS OR ANY OTHER COMPANY?                                       [ ] Yes  [ ] No
If yes, provide the information below: Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is involved.

INSURANCE COMPANY NAME: _____________________________  CONTRACT NUMBER: ____________________
====================================================================================================================================

9. INVESTMENT OPTIONS (Allocations must equal 100%)

------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT                                                         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND                                                ___% Health Sciences - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% American Balanced                                             ___% High Income - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% American Leveraged All Cap                                    ___% International - Class B
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST                                                ___% International Select Equity - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Emerging Markets                                              ___% Money Market - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Credit Global Post-Venture Capital                            ___% Real Estate Securities - Class B
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIO                                       ___% Small Cap Growth - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Dreyfus MidCap Stock                                          ___% Strategic Income - Class B
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH                                ___% Technology Growth - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Socially Responsible Growth                                   ___% Total Return - Class B
------------------------------------------------------------------------------------------------------------------------------------
INVESCO                                                            ___% SVS Davis Venture Value - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% VIF Utilities                                                 ___% SVS Dreman Financial Services - Class B
------------------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES/VIT FUNDS                                  ___% SVS Dreman High Return Equity - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% 21st Century Growth - Class B                                 ___% SVS Dreman Small Cap Value  - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Aggressive Growth - Class B                                   ___% SVS Eagle Focused Large Cap Growth - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Blue Chip - Class B                                           ___% SVS Focus Value+Growth - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Capital Growth - Class B                                      ___% SVS Index 500 - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Contrarian Value - Class B                                    ___% SVS INVESCO Dynamic Growth - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Fixed Income - Class B                                        ___% SVS Janus Growth And Income - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Global Blue Chip - Class B                                    ___% SVS Janus Growth Opportunities - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Global Discovery - Class B                                    ___% SVS MFS Strategic Value - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Government Securities - Class B                               ___% SVS Oak Strategic Equity - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Growth - Class B                                              ___% SVS Turner Mid Cap Growth - Class B
------------------------------------------------------------------------------------------------------------------------------------
___% Growth & Income - Class B                                     100% TOTAL
====================================================================================================================================
10. DEATH BENEFIT SELECTION (BENEFICIARY PROTECTION)

Please select one of the following options for the variable annuity product you are purchasing. Owner must check one. If no option is checked, you will receive the Standard death benefit.
------------------------------------------------------------------------------------------------------------------------------------
[ ]  Y  [ ]  N   Standard Annual Step-Up

[ ] Y [ ] N 5% Roll-Up, an optional death benefit rider (Not available in WA)
====================================================================================================================================
11. ADDITIONAL OPTIONS
Optional riders are available for an additional cost and are irrevocable.
------------------------------------------------------------------------------------------------------------------------------------
Enhanced Stepped-Up Provision (ESP), an optional earnings enhancement rider (
Not available in WA) [ ] Accept [ ] Decline
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed Income Solution (GIS), an optional Guaranteed Minimum Withdrawal Benefit Rider
[ ]  Accept   [ ] Decline
====================================================================================================================================

================================================================================
12. Special Requests





================================================================================
13. Disclosure & Acknowledgment
--------------------------------------------------------------------------------
NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state.

ARKANSAS, COLORADO, WASHINGTON D.C., KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, AND VIRGINIA: Any person who knowingly presents false, fraudulent, incomplete, or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the process of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF THE COMPANY. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.

------------------------------------------------------------------------------------------------------------------------------------
OWNER'S SIGNATURE                                      CITY, STATE WHERE SIGNED      (REQUIRED)             DATE
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER'S SIGNATURE                                DATE

====================================================================================================================================

REPRESENTATIVE USE ONLY
--------------------------------------------------------------------------------
I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief. WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY? [ ] YES [ ] NO

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE'S NAME (PLEASE PRINT)                                       DATE

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE'S BUSINESS ADDRESS                                          CITY, STATE, ZIP

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE'S SIGNATURE                                                 SOCIAL SECURITY NUMBER

------------------------------------------------------------------------------------------------------------------------------------
PHONE NUMBER                           FAX NUMBER                          LICENSE NUMBER (FLORIDA ONLY)

------------------------------------------------------------------------------------------------------------------------------------
BROKER/DEALER                                                              COMMISSION:     [ ] A

====================================================================================================================================

--------------------------------------------------------------------------------
SERVICE OPTIONS
--------------------------------------------------------------------------------
PRODUCER TRANSFER/ALLOCATION AUTHORIZATION FORM
--------------------------------------------------------------------------------
I (OWNER'S NAME) authorize and direct effective this date ________ Travelers Life & Annuity to accept telephone instructions from the owner and active representative to effect transfers and/or future payment allocation changes. I agree to hold harmless and indemnify Travelers Life & Annuity and its affiliates and its collective directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active representative authorization to make telephone transfers by initializing the designated box below.

OWNER MUST INITIAL ONE.

[ ] I authorize the active representative to make telephone transfers on my behalf.
[ ] I DO NOT authorize the active representative to make telephone transfers on my behalf.
--------------------------------------------------------------------------------
The Authorization effected by execution of this form applies only to the attached variable annuity application issued by THE TRAVELERS INSURANCE COMPANY AND THE TRAVELERS LIFE AND ANNUITY COMPANY.

AUTHORIZATION

While this is in effect, the contract owner (the "Contract Owner") of the variable annuity contract identified above (the "Contract"), hereby grants the undersigned Producer (the "Producer) a Limited Power of Attorney, under which the Producer has, by written or oral instruction, the authority to: (a) direct transfers to all or any part of the accumulated variable annuity contract values of the Contract to a funding vehicle ("investment alternative") of Contract; and
(b) allocate all or any part of future contributions to an investment alternative of the Contract or to a fixed annuity product. This authorization expressly includes the right of the Producer to direct such transfers or allocations of future contributions as described herein without prior notice to or consent of the Contract Owner. Notwithstanding the foregoing, the Contract Owner hereby retains the right of transfer and allocations as otherwise provided in the Contract jointly with the right of the Producer to effect the same.

The Contract Owner hereby authorizes The Travelers Insurance Company or The Travelers Life and Annuity Company , the issuer of the contract, (hereinafter referred to as Travelers Life & Annuity), the issuer of the Contract, and its officers, directors, and employees, to accept and act upon all written or oral instructions of the Producer who will provide the identifying information set forth above, to make transfers and allocations as described in the preceding paragraph. The Contract Owner hereby releases Travelers Life & Annuity from any and all liability whatsoever due to the execution of transfers or allocations upon the instruction of the Producer. Neither Travelers Life & Annuity nor any person acting on its behalf will subject to any claim, loss, liability, cost or expense if it or they acted in good faith in reliance on this authorization and according to the terms of this agreement.

This authorization will be in effect until Travelers Life & Annuity: (a) receives written revocation form the Contract Owner, (b) discontinues the privilege of producer transfers and allocations; or (c) Travelers Life & Annuity terminates such Producer's license.

I (we) understand that I (we) will receive a written confirmation of all telephone transfers and that it is my (our) responsibility to review this transaction for accuracy.
--------------------------------------------------------------------------------
PROCEDURES FOR MAKING TELEPHONE TRANSFER AND/OR ALLOCATION CHANGES
--------------------------------------------------------------------------------
Contract owners who authorize Travelers Life & Annuity to accept telephone instructions from producers for transfers of accumulated variable annuity contract values and allocations of future contributions agree to such transfers and allocations subject to the following provisions:

1. Telephone transfers instructions will be accepted Monday through Friday, between 9:00 a.m. and 4:00 p.m. Eastern Time, except on days Travelers Life & Annuity and/or The New York Stock Exchange is closed for business. Such days are identified in the current prospectus. A current prospectus may be obtained by writing to Travelers Life & Annuity at the address indicated on the form.

2.   Instructions may be given by calling 1-866-376-0389.

3. All Producers must identify themselves by providing specific information about the contract including contract number, and name, address, social security and date of birth of the contract owner. The producer must also provide his or her Social Security Number.

4. Once Travelers Life & Annuity accepts instructions by the producer, they may not be rescinded by the Producer or the contract owner, with the exception that new telephone instructions may be given the following day by the producer or contract owner.

5. A producer is limited to a maximum of five (5) transfers per day, through the telephone transfer line and ten (10) transfers per day in writing. One
     (1) transfer is allowed per day per account as specified in procedure #4.

6. All telephone transfers must be made in accordance with the terms of the contract. If the transfer instructions are not in good order, Travelers Life & Annuity will not execute the transfer and will attempt to notify the contract owner and Producer before the end of the next business day.

7. Travelers Life & Annuity will make reasonable efforts to record each telephone transfer conversation, but in the event that no recording is effective or available, the contract owner and Producer remain liable for each telephone transfer effected pursuant to the terms of this authorization and agreement.
--------------------------------------------------------------------------------

================================================================================
SERVICE OPTIONS

REBALANCING PROGRAM INFORMATION

o Rebalancing Program is available free of charge. No account minimum is required.

o If also enrolled in Dollar Cost Averaging ("DCA"), the DCA "FROM FUND" is NOT ELIGIBLE for rebalancing.

o If the date selected for Rebalancing falls on a non-valuation date (e.g., a weekend or holiday), rebalancing will be made on the next valuation day.

Frequency of Rebalancing   [ ]  Monthly   [ ]  Quarterly   [ ]  Annually   [ ]  Semi-Annually

Date to begin Rebalancing: _______ /_______ / _______. IF NO DATE IS SPECIFIED, THE REBALANCING PROGRAM WILL BE ESTABLISHED ON THE DATE THIS FORM IS RECEIVED IN THE HOME OFFICE.

Rebalancing funds: [ ] As listed on application [ ] As listed below (See page 2 for complete subaccount
                                                    listing)


Destination Subaccount             Percent    Destination Subaccount     Percent

----------------------------         ----%    --------------------------    ---%

----------------------------         ----%    --------------------------    ---%

----------------------------         ----%    --------------------------    ---%

DCA PROGRAM INFORMATION

o A minimum Contract Value of $5,000 is required to start the program. The minimum transfer amount is $400.

o The Program will generally begin the next business day following receipt of first payment AND completed DCA Form and usually no later than 15 business days after receipt.

o If subsequent payments are received while a DCA program is running: the payment will be allocated to the existing DCA "FROM" fund, and the DCA program will be recalculated.

         Frequency of Transfer:   [ ]  Monthly   [ ]  Quarterly    _____% of payment allocated to DCA
         What amount would you like transferred each month or quarter?  $_____________________

         What fund would you like the dollars transferred FROM? ______________________
DCA destination funds:   [ ]  As listed on application   [ ]  As listed below (11 subaccount limit - see page 2 for complete subaccount listing)

Destination Subaccount             Percent    Destination Subaccount     Percent

----------------------------         ----%    --------------------------    ---%

----------------------------         ----%    --------------------------    ---%

----------------------------         ----%    --------------------------    ---%
================================================================================
AUTOMATIC PREMIUM CHECK PLAN OWNER MUST INITIAL ONE OR THE DEFAULT WILL BE SELECTED [ ] Accept |X| Decline
================================================================================
I hereby authorize you, the bank, to charge my account to cover monthly premium payment(s) for my policy(ies) with The Travelers Insurance Company or The Travelers Life and Annuity Company.

I authorize the Company to collect $____ (minimum $100) from my account on the following day of each month (check one):

[ ] 8th  [ ] 15th [ ]  22nd  [ ] 28th

When utilizing the Automatic Premium Check Plan, I understand and agree that the bank will not be liable for any payment that may not be honored, intentionally or inadvertently, even if such dishonor results in forfeiture of insurance. This authority is to remain in effect until further written notice. A VOIDED CHECK OR PREPRINTED BANK DEPOSIT SLIP MUST BE ATTACHED.
================================================================================

================================================================================
SERVICE OPTIONS

SYSTEMATIC WITHDRAWAL PROGRAM OWNER MUST INITIAL ONE OR THE DEFAULT WILL BE SELECTED [ ] Accept [X] Decline

o A minimum Contract Value of $15,000 is required to start the program. The minimum withdrawal amount is $100.

o A request to enroll in the Systematic Withdrawal Program must be received at Our Home Office at least five business days prior to the date of the first withdrawal.

PROGRAM INSTRUCTIONS

Frequency of Withdrawal:     [ ] Monthly           [ ] Quarterly   [ ] Semi-Annual   [ ] Annual

Day of Withdrawal:  [ ] 1st  [ ] 10th      [ ] 15th    25th of  ____________ (Specify first month for withdrawal)

THE DAY OF WITHDRAWAL IS THE DATE ON WHICH FUNDS WILL BE WITHDRAWN FROM YOUR ACCOUNT. PLEASE ALLOW 2 BUSINESS BUSINESS DAYS FOR DIRECT DEPOSIT AND DAYS FOR MAILED CHECKS. IF THE DATE OF WITHDRAWAL FALLS ON A WEEKEND OR HOLIDAY, THE WITHDRAWAL WILL BE MADE ON THE NEXT BUSINESS DAY.

Choose one of the following withdrawal options:

[ ] Surrender on a pro rata basis from all active subaccounts. Total amount of withdrawal: $__________

[ ] Surrender from each of the following funds in the amounts indicated:

From: ____________________________  $________________________________

From: ____________________________  $________________________________

From: ____________________________  $________________________________

From: ____________________________  $________________________________

From: ____________________________  $________________________________
================================================================================
Tax Withholding Election. The distribution you receive is subject to 10% Federal Income Tax withholding and State Income Tax withholding, where applicable, unless you elect not to have withholding apply. Even if you elect not to have Federal and State Income Tax withheld, you are liable for payment of Federal Income Tax and State Income Tax, where applicable, on the taxable portion. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate. Please check one of the following. IF NO BOX IS HECKED, WE WILL WITHHOLD ANY APPLICABLE TAXES.

[ ] Check this box to have Federal income Tax and State income Tax, where applicable, withheld.

[ ] Check this box if you elect NOT to have Federal income Tax and State income
    Tax, where applicable, withheld.
================================================================================
72(t)/72(q) DISTRIBUTIONS (COMPLETE IF YOU WOULD LIKE TO TAKE DISTRIBUTIONS UNDER IRC SECTIONS 72(T)/72(Q)
================================================================================
[ ] NEW 72(T)/72(Q) DISTRIBUTION: I understand that if systematic payments begin prior to age 59 1/2, they cannot be modified for at least 5 years or until I reach age 59 1/2, whichever is later. If modified, the IRS premature distribution tax penalty could be charged retroactively against all payments received.

[ ] For 72(t) Changes to Current Distributions Only: Please change my current 72(t) distribution method to the Required Minimum Distribution Method. A one-time calculation change to the required minimum distribution method is allowed for distributions under 72(t) only. This method must remain in effect for the remaining duration of 72(t) payments.
================================================================================
DIRECT DEPOSIT AUTHORIZATION (COMPLETE IF YOU WANT YOUR DEPOSITS TRANSFERRED DIRECTLY TO YOUR BANK ACCOUNT)
================================================================================
o PLEASE INCLUDE A VOIDED CHECK OR DEPOSIT SLIP IF A CHECKING ACCOUNT IS
  ELECTED.

o If your account is with a credit union, please check here [ ]

o If payment is to be deposited into the bank account of an alternate payee, please complete the following:

             NAME OF ALTERNATE PAYEE: ______________________________

o In the event of any overpayment by Us, the bank will debit your account and refund the overpayment to Us.

o Please note that the processing for direct deposits will generally begin with your second systematic withdrawal payment.
================================================================================
ALTERNATE PAYEE OR ADDRESS
================================================================================

Please complete this section in full if you are not participating     Alternate Recipient: ________________________
in Direct Deposit and withdrawals are to be paid to other than        Street Address: _____________________________
Owner and/or mailed to an address other than address of record.       City, State, Zip Code: ______________________

================================================================================